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                                                                   EXHIBIT 10.59


                         AMENDMENT NO. 5 TO AMENDED AND
                        RESTATED PARTICIPATION AGREEMENT

         This AMENDMENT NO. 5 TO AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Amendment"), is entered into as of December 20, 2002, among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), as the Representative, Construction Agent, Parent Guarantor and a Lessee (in its capacity as Representative, the "Representative"); in its capacity as Construction Agent, the "Construction Agent"; in its capacity as Parent Guarantor, the "Parent Guarantor" and together with the Guarantors listed on the signature page to the Guaranty (each a "Guarantor") and the Structural Guarantors, collectively, the "Guarantors"; and, in its capacity as Lessee, a "Lessee"); certain subsidiaries of BEI that are signatories hereto, as Lessees; BANK OF MONTREAL GLOBAL CAPITAL SOLUTIONS, INC. (formerly known as BMO LEASING (U.S.), INC.), a Delaware corporation, as a Lessor (together with any permitted successors and assigns thereto, each a "Lessor" and collectively the "Lessors") and as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"); the various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; BANK OF MONTREAL, a Canadian banking organization ("BMO"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, as Arranger and Syndication Agent (all of the parties of this preamble, collectively, the "Parties").

                                RECITALS:

         The Parties entered into an Amended and Restated Participation Agreement dated as of August 28, 1998 (the "Original Participation Agreement" and as amended by the Prior Amendments and this Amendment, the "Participation Agreement " ), amending and restating the Participation Agreement dated as of March 21, 1997.

         The Parties entered into a Master Amendment No. 1 to Amended and Restated Participation Agreement and Amended and Restated Master Lease and Open-End Mortgage, dated as of September 30, 1999 (the "First Amendment"), which amended the Original Participation Agreement.

         The Parties entered into an Amendment No. 2 to Amended and Restated Participation Agreement, dated as of November 1, 1999 (the "Second Amendment"), which amended the Original Participation Agreement as amended by the First Amendment.

         The Parties entered into a Master Amendment No. 3 to Amended and Restated Participation Agreement, dated as of April 25, 2001 (the "Third Amendment"), which amended the Original Participation Agreement as amended by the First Amendment and the Second Amendment.

         The Parties entered into an Amendment No. 4 to Amended and Restated Participation Agreement, dated as of December 31, 2001 (the "Fourth Amendment" and


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together with the First Amendment, Second Amendment and Third Amendments,
collectively the "Prior Amendments"), which amended the Original Participation Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment.

         The Parties wish to further amend certain provisions of the Original Participation Agreement, as amended by the Prior Amendments, as set forth herein.

                               AGREEMENT:

         NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

         1. Defined Terms; References. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in Appendix A to the Participation Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Participation Agreement.

         2. Defined Terms. (a) The definition of "Consolidated EBITDA" contained in Appendix A to the Participation Agreement is hereby amended by deleting such definition in its entirety and replacing the same with the following:

         "Consolidated EBITDA" means, for any period, Consolidated Net Income of the Representative and its Consolidated Subsidiaries for such period plus, without duplication, any amounts deducted in determining such Consolidated Net Income in respect of (a) Consolidated Interest Charges for such period, (b) Consolidated Tax Charges for such period, (c) expenses for such period of the types classified as "depreciation and amortization" on the consolidated statement of operations included in the Base Financials, (d) non-cash charges for such period under the FASB Statement No. 142, Goodwill and Other Intangible Assets, (e) non-cash expenses for such period arising from the grant of stock options to officers, directors and employees of the Representative and its Consolidated Subsidiaries and (f) non-cash charges in the fiscal quarter ending December 31, 2002 arising from the Representative's change in its methodology for establishing patient liability reserves from a discounted to a non-discounted basis.

         3. Negative Covenants of the Representative. Section 10.2(a) of the Participation Agreement is hereby amended by deleting such section in its entirety and replacing the same with the following:

                  (a) Minimum Consolidated Net Worth. Permit Consolidated Net Worth of the Representative to be less than:


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         (i) on any date prior to December 31, 2002, an amount equal to 85% of
         Consolidated Net Worth at December 31, 2001 plus (a) 50% of the aggregate positive Consolidated Net Income (excluding any consolidated net loss) of the Representative and its Consolidated Subsidiaries for each fiscal quarter ending after December 31, 2001 plus (b) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Representative's board of directors), received by the Representative from the issuance and sale after December 31, 2001 of any capital stock of the Representative (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Indebtedness of the Representative into capital stock of the Representative after December 31, 2001 plus
         (c) the excess (if any) of the aggregate amount of Specified 2001 Charges (exclusive of charges against reserves established on or prior to September 30, 2001) over $290,000,000; and

         (ii) on any date on or after December 31, 2002, an amount equal to (a) the greater of (x) 85% of Consolidated Net Worth at December 31, 2002 and (y) $135,000,000 plus (b) 50% of the aggregate positive Consolidated Net Income (excluding any consolidated net loss) of the Representative and its Consolidated Subsidiaries for each fiscal quarter ending after December 31, 2002 plus (c) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Representative's board of directors), received by the Representative from the issuance and sale after December 31, 2002 of any capital stock of the Representative (other than the proceeds of any issuance and sale of any capital stock
         (x) to a Subsidiary or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Indebtedness of the Representative into capital stock of the Representative after December 31, 2002.


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         4. Representations and Warranties. To induce the Administrative Agent, the Agent Lessor and the Participants to execute and deliver this Amendment, each of the Beverly Entities that is a party hereto represents and warrants (which representations and warranties shall survive the execution and delivery of this Amendment) to each of the Administrative Agent, the Agent Lessor and the Participants that:

                  (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Original Participation Agreement, as amended by the Prior Ame ndments and this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by such Beverly Entity of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (l) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Morgan Credit Agreement (as the same has been amended or modified), or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
         (iii)(A)(3) of this subsection (c);

                  (d) as of the date hereof and after giving effect to this Amendment on its effective date pursuant to Section 5, no Default or Event of Default has occurred which is continuing; and

                  (e) all the representations and warranties contained in
         Section 8.2 of the Participation Agreement (after giving effect to this Amendment) are true and correct in all material respects with the same force and effect


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         as if made by such Beverly Entity on and as of the date hereof and on the effective date of this Amendment pursuant to Section 5.

         5. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied to the satisfaction of the Agent Lessor, the Administrative Agent and each Required Participant (the conditions precedent are for the benefit of the Agent Lessor, the Administrative Agent and each Participant only):

                  (a) The Agent Lessor, the Administrative Agent and the Required Participants shall have received executed counterparts of this Amendment, duly executed by the Beverly Entities party hereto;

                  (b) The Agent Lessor, the Administrative Agent and the Participants shall have received evidence satisfactory to them that the Morgan Credit Agreement has been amended as of December 20, 2002 in form and substance satisfactory to the Agent Lessor, the Administrative Agent and the Participants; and

                  (c) The representations and warranties of the Beverly Entities set forth in Section 4 hereof are true and correct.

                  (d) Unless all of the Lenders shall have consented to this Amendment, the modifications in this Amendment shall not apply for the purposes of the definition of Pricing Ratio contained in Schedule IV to the Participation Agreement.

         6. Payment of Fees and Expenses. The Representative agrees to pay upon or prior to the effectiveness of this Amendment, the reasonable fees and expenses of Mayer, Brown, Roe, & Maw, counsel to the Lessors, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment and all reasonable fees and expenses attendant to any filing, registration, recording or perfection of any Lien contemplated hereby.

         7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         8. Governing Law. This Amendment shall be governed by and construed in accordance with the la ws of the State of New York.

         9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                        THERE IS NO FURTHER TEXT ON THIS PAGE


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         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                BEVERLY ENTERPRISES, INC., a
                                Representative, Construction Agent, Parent
                                Guarantor and Lessee


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                BANK OF MONTREAL, as Arranger,
                                Administrative Agent and as a Lender


                                By: /s/ EDWARD P. MCGUIRE
                                    ----------------------------------
                                    Name: Edward P. McGuire
                                    Title: Vice President


                                BANK OF MONTREAL GLOBAL
                                CAPITAL SOLUTIONS, INC. as Agent
                                Lessor and as a Lessor


                                By: /s/ THOMAS A. BATTERHAM
                                    ----------------------------------
                                    Name: Thomas A. Batterham
                                    Title: Vice President


                                GENERAL ELECTRIC CAPITAL
                                CORPORATION, as a Lender


                                By: /s/ WILLIAM E. MAGEE
                                    ----------------------------------
                                    Name: William E. Magee
                                    Title: Duly Authorized Signatory


                                TORONTO-DOMINION (TEXAS), INC.,
                                as a Lender


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:





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                                BANK OF AMERICA, NATIONAL
                                ASSOCIATION, as a Lender


                                By: /s/ LARRY GORDON
                                    ----------------------------------
                                    Name: Larry Gordon
                                    Title: Principal


                                VANTAGE HEALTHCARE
                                CORPORATION, as Lessee and Structural
                                Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                PETERSEN HEALTH CARE, INC., as
                                Lessee and Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                BEVERLY SAVANA CAY MANOR,
                                INC., as Lessee and Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:

                                BEVERLY ENTERPRISES- GEORGIA,
                                INC., as Lessee and Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:




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                                BEVERLY ENTERPRISES-
                                CALIFORNIA, INC., as Lessee and
                                Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                BEVERLY ENTERPRISES - ARKANSAS,
                                INC., as Lessee and Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:
                                BEVERLY ENTERPRISES - FLORIDA,
                                INC., as Lessee and Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                BEVERLY HEALTH AND
                                REHABILITATION SERVICES, INC., as
                                Lessee and Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title:

                                BEVERLY ENTERPRISES -
                                WASHINGTON, INC., as Lessee and
                                Structural Guarantor


                                By:
                                    ----------------------------------
                                    Name:
                                    Title: